UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) June 14, 2022
BRICKELL BIOTECH, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-21088	93-0948554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5777 Central Avenue
Suite 102
Boulder, CO 80301
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (720) 505-4755
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BBI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On June 14, 2022, Brickell Biotech, Inc. (“Brickell” or the “Company”) received a notice (the “Delisting Notice”) from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) informing the Company that Nasdaq has determined the Company did not regain compliance with the minimum closing bid price requirement for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2) (the “Rule”) by June 13, 2022, the deadline to regain compliance with the Rule pursuant to the notice the Company received from Nasdaq on December 14, 2021 (the “Extension Notice”), and therefore the Company’s common stock will be delisted from The Nasdaq Capital Market. Nasdaq indicated that it will suspend trading in the Company’s common stock at the opening of business on June 23, 2022, and file a Form 25-NSE with the Securities and Exchange Commission, which will remove the Company’s common stock from listing and registration on Nasdaq, unless the Company appeals the delisting determination by timely requesting a hearing as discussed further below.
As previously disclosed in the Current Reports on Form 8-K filed on June 17, 2021 and December 14, 2021 with the Securities and Exchange Commission, the Company received a notice from Nasdaq on June 16, 2021 informing the Company that because the closing bid price for the Company’s common stock listed on Nasdaq was below $1.00 per share for 30 consecutive business days, the Company did not comply with the minimum closing bid price requirement for continued listing on The Nasdaq Capital Market under the Rule. The Company initially had a period of 180 calendar days, or until December 13, 2021, to regain compliance with the Rule. The Company did not regain compliance with the Rule by such date, and therefore, as required by Nasdaq, the Company previously proactively notified Nasdaq of its intent to cure the deficiency and requested an additional 180 calendar day period to regain compliance with the Rule. On December 13, 2021, the Company received the Extension Notice, which granted the Company the additional 180 calendar days, or until June 13, 2022, to regain compliance with the Rule.
The Delisting Notice indicates that Nasdaq will suspend trading in the Company’s common stock and file a Form 25-NSE with the Securities and Exchange Commission to remove the Company’s common stock from listing and registration on Nasdaq unless the Company appeals the delisting determination by requesting a hearing before the Nasdaq Hearings Panel (the “Panel”) by 4:00 p.m. Eastern Time on June 21, 2022. The Company intends to timely request a hearing and promptly provide its plan to regain compliance with the Rule to the Panel.
The Company’s request for a hearing will stay any suspension or delisting action by Nasdaq pending the Panel’s final decision.
The Company has scheduled a special stockholders meeting for June 30, 2022 to ask, among other matters, the stockholders to vote to approve a reverse stock split of the Company’s outstanding common stock, at a reverse stock split ratio ranging from any whole number between 1-for-10 and 1-for-45, subject to and as determined by the Board of Directors (the “Reverse Stock Split”), with the goal being that the Reverse Stock Split will result in the Company’s common stock regaining compliance with the Nasdaq minimum closing bid price requirement. The special stockholders meeting is more fully described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on June 9, 2022. However, there can be no assurance that the Company’s stockholders will approve the Reverse Stock Split or that the Reverse Stock Split will increase the share price of the Company’s common stock at or above the required $1.00 per share, initially or in the future, or for any certain number of days. Further, there can be no assurance that, even if the Company regains compliance with the minimum closing bid price requirement by this action, it will occur in sufficient time to satisfy the Panel or that the Panel will ultimately grant the Company’s request for continued listing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
Cautionary Note Regarding Forward-Looking Statements
Any statements made in this document and its attachment relating to future financial, business, and/or research and clinical performance, conditions, compliance with laws or listing requirements, plans, prospects, trends, or strategies and other such matters, including without limitation, Brickell’s strategy; future operations; future financial position; future liquidity; future revenue; the future anticipated Reverse Stock Split; territorial focus; projected expenses; results of operations; the anticipated timing, scope, design, progress, results, and/or reporting of data of ongoing and future non-clinical and clinical trials; intellectual property rights, including the acquisition, validity, term, and enforceability of such; the expected timing and/or results of regulatory submissions and approvals; prospects for commercializing any product candidates of Brickell or third parties, or research and/or licensing collaborations with, or actions of, its partners, including in the United States, Japan, South Korea, or any other country; and prospects for regaining compliance with the Nasdaq minimum closing bid price requirement are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In addition, when or if used in this document and its attachment, the words “may,” “could,” “should,” “might,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict,” “potential,” “will,” evaluate,” “advance,” “excited,” “aim,” “strive,” “help,” “progress,” “select,” “initiate,” “look forward,” “promise,” and similar expressions and their variants, as they relate to Brickell or any of Brickell’s partners, or third parties, may identify forward-looking statements. Brickell cautions that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time, often quickly, and in unanticipated ways. Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include risks and uncertainties, including without limitation, research results and data that do not meet targets, expectations, or regulatory approval requirements; ability to obtain adequate financing for product development, regulatory submissions, and any commercialization; ability to acquire, maintain, and enforce intellectual property rights; potential delays or alterations in product development, trials of any type, and regulatory submission and reviews; changes in law or policy; litigation; regulatory agency feedback or requests; supply chain disruptions; unanticipated demands on cash resources; disruptions and negative effects related to the COVID-19 pandemic and/or the conflict in Ukraine; interruptions, disruption, or inability by Brickell, its partners or third parties to obtain or supply research material, raw materials, and/or product anywhere, or secure essential services, in the world; efforts to obtain and retain adequate pricing and adequate reimbursement and other insurance coverage for our products; the outcome of Brickell’s current and planned preclinical and clinical trials across our portfolio; Nasdaq and its Panel’s reactions to the Company’s efforts to regain compliance with Nasdaq listing requirements; and other risks associated with developing and obtaining regulatory approval for, and commercializing, product candidates.
Further information on the factors and risks that could cause actual results to differ from any forward-looking statements are contained in Brickell’s filings with the U.S. Securities and Exchange Commission, which are available at https://www.sec.gov (or at https://www.brickellbio.com). The forward-looking statements represent the estimates of Brickell as of the date hereof only. Brickell specifically disclaims any duty or obligation to update forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2022	Brickell Biotech, Inc.

	By:	/s/ Albert N. Marchio, II
	Name:	Albert N. Marchio, II
	Title:	Chief Financial Officer